ASSIGNMENT


Now on the 1st day of June, 1986, A. Terry Moss, Maggi Moss-Flynn, Joan G. Thaler and Richard B. Marqulies (the "Assignors"), in consideration of one dollar and other valuable consideration received, do hereby assign to Palm Investors (the "Assignee"), their right to purchase the following described real estate in West Des Moines, Polk County, Iowa.

     Lot Sixteen (16) in WESTOWN PARK, an Auditor's Plat, now included in and forming a part of the City of West Des Moines, Iowa (locally known as 1601 and 1603 - 22nd Street, West Des Moines, Iowa).

which right to purchase said real property arises from the terms and conditions of a certain ground lease agreement by and between Metropolitan Financial Corp. and United Equity Investment Corp., Lessors, and Orville E. Crowley and John E. Trabert, Lessees, dated the 30th day of June, 1975, and filed on the 2nd day of July, 1975, in Book 4529 at Page 812, in the records of the Recorder of Polk County, Iowa.

/s/  A. Terry Moss                          /s/ Mariann Moss
-------------------------------------       ------------------------------------
A. Terry Moss                               Mariann Moss, Spouse

/s/ Maggie Moss-Flynn                       /s/ Richard B. Margulies
-------------------------------------       ------------------------------------
Maggie Moss-Flynn                           Richard B. Margulies

/s/ Joan G. Thaler                          /s/ David Thaler
-------------------------------------       ------------------------------------
Joan G. Thaler                              David Thaler, Spouse

The foregoing Assignment is hereby accepted this 1st day of June, 1986, by Palm Investors.

Palm Investors, an
Iowa general partnership

By:  /s/ Richard B. Margulies
------------------------------------
Richard B. Margulies,
a general partner

STATE OF IOWA    )
                 )   SS:
COUNTY OF POLK   )


On this 1st day of June, 1986, before me, the undersigned, a Notary Public in and for the State of Iowa and County of Polk, personally appeared A. Terry Moss and Mariann Moss, husband and wife, and Joan G. Thaler and David Thaler, wife and husband, to me known to be the identical persons named in and who executed the within and foregoing instruments and acknowledged that they executed the same as their voluntary act and deed.

/s/
----------------------------
Notary in and for the State
of Iowa and County of Polk


STATE OF IOWA    )
                 )   SS:
COUNTY OF POLK   )


On this 1st day of June, 1986, before me, the undersigned, a Notary Public in and for the State of Iowa and County of Polk, personally appeared Maggi Moss-Flynn a single person, to me known to be the identical person named in and who executed the within and foregoing instrument and acknowledged that she executed the same as her voluntary act and deed.

/s/
----------------------------
Notary in and for the State
of Iowa and County of Polk

STATE OF IOWA    )
                 )   SS:
COUNTY OF POLK   )


On this 1st day of June, 1986, before me, the undersigned, a Notary Public in and for the State of Iowa and County of Polk, personally appeared Richard B. Margulies, to me known, who, being duly sworn, did say that he is a general partner in the Iowa general partnership Palm Investors; that the foregoing instruments and acknowledged that he executed the same as his voluntary act and deed.

/s/
----------------------------
Notary in and for the State
of Iowa and County of Polk



STATE OF IOWA    )
                 )   SS:
COUNTY OF POLK   )


On this 1st day of June, 1986, before me, the undersigned, a Notary Public in and for the State of Iowa and County of Polk, personally appeared Richard B. Margulies, to me known, who, being duly sworn, did say that he is a general partner in the Iowa general partnership Palm Investors; that the foregoing instrument was signed on behalf of Palm Investors by authority given to him as such general partner and he did acknowledge the execution of said instrument to be the voluntary act and deed of Palm Investors, by it and by him voluntarily executed.

/s/
----------------------------
Notary in and for the State
of Iowa and County of Polk